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                                                                  EXHIBIT 23.07

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 12, 1999, with respect to the financial statements of SpringStreet, Inc. included in the Registration Statement
(Form S-1 No. 333-79689) and the related Prospectus of homestore.com, Inc. for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

San Francisco, California

July 23, 1999